# PAVmed

INNOVATING AT THE SPEED OF LIFE™




PAVmed

## NASDAQ: PAVM

**LISHAN AKLOG MD,** *CHAIRMAN & CEO*
**DENNIS MCGRATH,** *Executive VP &CFO*

# Disclaimers

- This presentation contains certain **forward-looking statements** that involve risks and uncertainties.
  - Actual results and events may differ significantly from results and events discussed in forward-looking statements.
  - Factors that might cause or contribute to such differences include, but are not limited to, those discussed in "Risk Factors" in our **Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission**.
  - We undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made.
- This presentation **shall not constitute an offer to sell or the solicitation of an offer to buy any securities**, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
- PAVmed has **not yet received clearance** from the FDA or any other regulatory agency for any of the products described in this presentation.

www.pavmed.com
info@pavmed.com

PAVmed

INNOVATING AT THE SPEED OF LIFE™

# HIGHLY DIFFERENTIATED, MULTI-PRODUCT MEDICAL DEVICE COMPANY

- Nasdaq-listed: PAVM
- High-margin, high-impact single-use interventional or acute care products
- Broad spectrum of clinical conditions and specialty call points



# PAVmed

INNOVATING AT THE SPEED OF LIFE™







| PROVEN LEADERSHIP TEAM | PROVEN BUSINESS MODEL | EXPANDING PRODUCT PIPELINE |
| --- | --- | --- |
| Strong Track Record of Innovation and Value Creation | Speed to Market<br>Capital Efficiency<br>Multiple Pathways to Commercialization | Two Near-term Milestones<br>Total Addressable Market over $3B |

# Key Recent Developments

## Balance sheet strengthened

- $8.5 million in raised in 2017 from seasoned healthcare investors
- Adequate capital into Q2 2018 through key regulatory milestones

## Steady progress towards lead product milestones

- PortIO under FDA review
- CarpX FDA submission imminent
- DisappEAR prototype next quarter

## Strategic initiatives to enhance shareholder value

- Permanent Capital
  - S3 Shelf Registration, up to $75 million over 3 years
  - **"Baby Shelf" Limit = 1/3 of public float or ~$10M at current share price**
- M&A opportunities

# Capital Structure

## PAVmed, Inc (Nasdaq:PAVM, PAVMW)

| | Outstanding | Insider Ownership | Exercise/ Conversion Price (Weighted Avg.) | Common Stock Equivalents (Treasury) |
|---|---|---|---|---|
| Common Stock | 13,331,211 | 64% | | 13,331,211 |
| Preferred Stock | 560,822 | 0% | $ 4.80 | 649,034 |
| Warrants | 13,840,533 | 61% | $ 4.11 | 4,133,265 |
| Options | 1,974,924 | | $ 5.20 | 263,876 |
| | | | | 18,377,386 |

**As of September 26, 2017**

| | |
|---|---|
| Share Price | $5.86 |
| Market Capitalization | $78 Million |
| Market Capitalization (Treasury) | $108 Million |

PAVmed

# PAVmed's Founders



**LISHAN AKLOG MD**
*CHAIRMAN & CEO*

HARVARD UNIVERSITY
Harvard Medical School
BRIGHAM AND WOMEN'S HOSPITAL
Mount Sinai
Mount Sinai School of Medicine
Dignity Health. St. Joseph's Hospital and Medical Center
PAVILION HOLDINGS GROUP
Pavilion medical innovations



**MICHAEL GLENNON**
*VICE CHAIRMAN*

University of New Hampshire
STORZ
stryker
ORIGIN MEDSYSTEMS
GUIDANT
Medtronic
accellent
PAVILION HOLDINGS GROUP
Pavilion medical innovations



**BRIAN DEGUZMAN MD**
*CHIEF MEDICAL OFFICER*

BOSTON COLLEGE
Georgetown University
Hartford Hospital
UCONN School of Medicine
Harvard Medical School
BRIGHAM AND WOMEN'S HOSPITAL
Cleveland Clinic
Lahey Clinic
Tufts University
Dignity Health. St. Joseph's Hospital and Medical Center
PAVILION HOLDINGS GROUP
Pavilion medical innovations

# PAVmed's History

PAVILION™ HOLDINGS GROUP



Pavilion™ medical innovations

PAVmed INNOVATING AT THE SPEED OF LIFE™

2008-2013 | 2014 | 2015 | 2016


Vortex Medical
AngioVac
KALEIDOSCOPE

- 4 Companies
- 3 Commercial Products
- $3M/23 Months to Clearance
- 1 Strategic Sale for $55M
- 2 Active Acquisition Targets

**PAVMED FOUNDED**



**NASDAQ IPO COMPLETED**


PAVmed
Nasdaq

**FIRST FDA 510K SUBMISSION**



**INITIAL PIPELINE OF FIVE INNOVATIONS**



**SIXTH PRODUCT LICENSED FROM ACADEMIC CONSORTIUM**

Tufts UNIVERSITY



# Business Model

## MULTI-PRODUCT PIPELINE

**RISK MITIGATION**
- Non-binary success

**ECONOMIES OF SCALE**

**CORPORATE FLEXIBILITY**
- Dynamic resource allocation
- Real-time prioritization
- Streamlined channel to incorporate external innovation

## COMMERCIAL OPPORTUNITY

**ATTRACTIVE MARKET**
- Unmet clinical need
- Regulatory pathway

**HIGH-MARGIN PRODUCT**
- Reimbursement
- Technologic Complexity
- Cost-of-goods

## KEY BUSINESS PROCESSES

**CAPITAL EFFICIENCY & SPEED TO MARKET**
- Outsourced best-in-class process experts
- Light infrastructure, low fixed costs
- Shortest path to INITIAL Regulatory Clearance

**MULTIPLE PATHWAYS TO COMMERCIALIZATION**

# Lead Products

| PRODUCT | MARKET OPPORTUNITY | REGULATORY PATH |
|---|---|---|
|  **PORTIO**<br>*Implantable Intraosseous Vascular Access Device* | >$750M | 510(k)<br>(possibly *de novo*) |
|  **CARPX**<br>*Percutaneous Device to treat Carpal Tunnel Syndrome* | >$1B | 510(k) |
|  **DISAPPEAR**<br>*Antibiotic-Eluting Resorbable Ear Tubes* | ~$300M | 510(k) |

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

# Multiple Pathways to Commercialization

*Tailored to Maximize Value Creation*

## TARGETED INITIAL COMMERCIALIZATION

- Key Opinion Leaders
- Independent Distributors







## CORPORATE ACQUIRER

- Asset sale to strategic
- Non-dilutive financing

## CORPORATE PARTNER

- Sales & distribution agreement
- Option to acquire

## FULL SELF COMMERCIALIZATION

- Hybrid sales channel
- Build organically or acquire



# PortIO

*Implantable Intraosseous Vascular Access Devices*

# Vascular Access Devices

Used to deliver medications, fluids, nutrition and other substances

| ER | INPATIENT | HOME | |
|---|---|---|---|
| <24 Hours | <7-10 days | <6 weeks | <1 year |

**Intraosseous Device**



**Central Venous Catheter (CVC)**



**Tunneled Central Venous Catheter**



**Peripherally Inserted Central Catheter (PICC)**



**Implantable Port (Port-a-Cath)**



# Vascular Access Devices

## Unmet Clinical Need – Current Device Limitations

Limitations driven by **intravascular component**

### OCCLUSION



- Up to 35%
- Clot-busting medications or a repeat procedure

### INFECTION



- Up to 10%
- 50% life-threatening bloodstream infections

### POOR VEINS



- >10% of patients
- Pacemaker/Defibrillator Leads and catheters
- Dialysis patients

### RESOURCE UTILIZATION



- Surgical insertion & removal
- Maintenance with regular flushes

# Intraosseous Vascular Access

- Infusion directly into the **Bone Marrow Cavity**
- Decades of experience
  - Trauma, esp. military
  - Pediatric emergencies
  - **Bioequivalent** to intravenous route


Central venous channel
Medullary sinusoids
Nutrient vein
Emissary vein



Teleflex EZIO® Device





# PortIO – Implantable Intraosseous Port

## Components

- Titanium body
- Internal conical needle guide
- Hollow titanium bone screw
- Silicone septum

## Implanted into bone

- Tip positioned in bone marrow
- No Intravascular Component

## Functionally identical to traditional port

- Resides under the skin
- Patient can bathe/swim
- Standard Huber access needle



Implantable Port
Huber Access Needle
Hollow Titanium Bone Screw
Titanium Hub
Silicone Septum
Insertion Kit

# PortIO – Implantable Intraosseous Port

Market opportunity and regulatory strategy function of implant duration

| ER | INPATIENT | HOME |
| --- | --- | --- |
| **Duration** | **Duration** | **Duration** |
| <24 Hours | <7-10 days | <6 weeks <1 year |
| **Market Size** | **Market Size** | **Market Size** |
| ~$150M | ~$200M (Poor vein pts) | ~$500M |
| **Advantages** | **Advantages** | **Advantages** |
| • Near limitless access sites<br>• Less prone to dislodgement | • Near limitless access sites<br>• Simple bedside insertion<br>• More cost effective | • Near limitless access sites<br>• Less invasive<br>• More cost effective<br>• Less prone to occlusion<br>• Fewer, less serious infections |

Separate unique opportunity in large dialysis patient population

# PortIO – Current Status

## Under FDA Review

- 510(k) application for 24 hour indication
- Teleflex EZIO as predicate
- Adjusted to address FDA substantial equivalence
- Expect response soon
- May need to convert to *de novo* 510(k)

## Commercialization Strategy established

- Initial launch using independent distributors
- Interventional Radiology/Vascular Surgery Key Opinion Leaders
- Initiate longer duration indication regulatory process
- Target natural strategic acquirers for early acquisition

PAVmed

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.


PAVmed

# CarpX

*Percutaneous Device to Treat Carpal Tunnel Syndrome*

# Carpal Tunnel Syndrome

## Clinical Overview

### Incidence

- Over **600,000 U.S. procedures annually**
- Up to 1.5 million with symptoms who "suffer in silence"

### Mechanism

- Inflammation and scarring of **transverse carpal ligament**
- Entrapment of the **median nerve** ⇒ hand pain, numbness and weakness


Median nerve
Transverse carpal ligament



# Carpal Tunnel Syndrome

## MARKET OPPORTUNITY

- 600,000 current surgeries x $1,500 minimum ASP = ~**$1 Billion**
- Additional 1.5M "silent sufferers" who choose to defer surgery

## UNMET CLINICAL NEED – CURRENT LIMITATIONS

### TRADITIONAL CARPAL TUNNEL SURGERY IS INVASIVE



- Up to 2 inch incision
- Performed in an OR
- At least 3-4 month, up to 6-9 month recovery

### ENDOSCOPIC SURGERY IS LESS EFFECTIVE



- Remains a surgical
- Higher recurrence and reoperation rate
- Increased nerve injury
- Higher costs

# CarpX – The PAVmed Solution

## PERCUTANEOUS DEVICE TO TREAT CARPAL TUNNEL SYNDROME

### Components

- **Balloon catheter**
- Integrated **bipolar RF** cutting electrodes
- Control handle



### Key Features

- **Single-use** device
- Connects to standard electrosurgical generator
- Balloon provides **anatomic separation**
- Pushes nerve and tendons away from ligament protecting them
- Pushes electrode into ligament and creates **tension** on it, facilitating cutting


Electrodes
Catheter Shaft
Balloon

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

# CarpX in Action


Wire
Wire
Electrodes
PAVmed
Device inserted and positioned


Balloon with narrowed "waist" at point of maximal constriction
PAVmed
Balloon inflated


Electrodes
Wire
PAVmed
Balloon inflated (sideview)


Constriction relieved, no waist
PAVmed
Transverse carpal ligament cut

# CarpX in Action

# CarpX in Action

# CarpX – The PAVmed Solution

## LESS INVASIVE

- Truly percutaneous
- No surgical incision or dissection
- Less pain, scarring and recovery time

## MORE COST EFFECTIVE

- Shift from OR to interventional lab
- Shorten procedural times
- Shorten recovery time and return to work

## FEWER COMPLICATIONS

- Better nerve protection
- Minimal risk of infection

## EXPANDED MARKET

- Lower threshold for intervention for patients “suffering in silence”,

# PortIO – Current Status

## FDA Submission Imminent

- Testing nearly completed
- 510(k) application being drafted
- Smith & Nephew carpal release system as predicate

## Commercialization Strategy established

- Initial launch using independent distributors
- Hand Surgery/Interventional Radiology Key Opinion Leaders
- Hybrid Sales Channel
  - Regional managers overseeing independent distributors
  - Build organically or acquire

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

# Growth Strategy

## Raise permanent capital

## Advance products to commercialization

- PortIO – late Q4-2017 (Q2-2018 if *denovo*) FDA clearance
- CarpX – early Q4 FDA submission
- DisappEAR – Q3 2018 FDA submission
- Accelerate R&D products into commercialization channel

## Explore M&A acquisition targets

- Small revenue-stage company
- Synergistic sale channel for CarpX

# PAVmed

INNOVATING AT THE SPEED OF LIFE™







## PROVEN LEADERSHIP TEAM

Strong Track Record of Innovation and Value Creation

## PROVEN BUSINESS MODEL

Speed to Market

Capital Efficiency

Multiple Pathways to Commercialization

## EXPANDING PRODUCT PIPELINE

Two Near-term Milestones

Total Addressable Market over $3B